Exhibit 99.1

AT THE COMPANY
Hande Tuney, Investor Relations
(800) 831-4826

CENTERLINE HOLDING COMPANY REPORTS
FIRST QUARTER 2010 FINANCIAL RESULTS

New York, NY – May 18, 2010 – Centerline Holding Company (OTC:CLNH) (“Centerline” or the “Company”), the parent company of Centerline Capital Group, a provider of real estate financial and asset management services, focused on affordable and conventional multifamily housing, announced financial results for the first quarter ended March 31, 2010.

March 2010 Restructuring

On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC (“Island Capital”), C-III Capital Partners LLC (“C-III”), and the Company’s creditors and preferred shareholders (the “March 2010 Restructuring”).

As a result of the March 2010 Restructuring, Centerline: (i) sold the Company’s commercial real estate debt fund management business, commercial mortgage-backed securities (“CMBS”) and collateralized debt obligations (“CDO”) investments and management interests, and certain other assets and investments; and sold the Company’s interest in its Centerline Servicing LLC subsidiary (f/k/a Centerline Servicing Inc. subsidiary (“CSI”) and n/k/a C-III Asset Management LLC); (ii) amended and restructured its senior credit facility; (iii) restructured various components of the Company’s equity and issued a new series of shares, Special Series A Shares; (iv) restructured the Company’s credit intermediation arrangements; and (v) settled most of its unsecured liabilities.

Centerline now has two operating segments: (i) Affordable Housing, which offers low income housing tax credit (“LIHTC”) transaction underwriting, acquisitions, fund management and asset management and affordable debt underwriting, originations, servicing and credit intermediation; and (ii) Mortgage Banking, which provides a broad spectrum of financing products for multifamily, manufactured housing and student housing, including loan origination, pricing, servicing and underwriting.

Centerline exited its Commercial Real Estate Fund Management and Portfolio Management operating segments (collectively, “discontinued operations”), and has no significant continuing involvement in those operations subsequent to the March 2010 Restructuring. Accordingly, for all periods presented, the operating results, assets and liabilities, and certain operating cash flows of discontinued operations are presented separately in the discontinued operations section in Centerline’s Condensed Consolidated Financial Statements.  Agency loan origination and servicing business activities that were previously part of the Commercial Real Estate Group but were not sold as part of the March 2010 Restructuring are now included in the Mortgage Banking operating segment.

Adjusted Operating Results

Centerline’s operating results include the results of Tax Credit Fund Partnerships consolidated pursuant to various accounting pronouncements, as well as other Tax Credit Fund and Property Partnerships that Centerline controls but in which it has little or no equity interest.  As Centerline has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors.  The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement.

As many of the Company’s operating results are eliminated when consolidating these partnerships, the Company is presenting its operating results adjusted to exclude the impact of partnerships consolidation.

The adjusted figures presented are not in accordance with generally accepted accounting principles (“GAAP”), are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

Presentation of the Selected Financial Data

March 31, 2009 and December 31, 2009 Condensed Consolidated Financial Statements amounts have been reclassified to reflect the March 2010 Restructuring and the impact of discontinued operations in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Subtopic 205-20, Discontinued Operations.

Supplemental Financial Information – Financial Overview

For more detailed financial information, please access the Financial Overview Package, accessible via the Investor Relations section of the Centerline website at www.centerline.com.

Please contact Centerline’s Investor Relations department at (800) 831-4826 with any questions regarding the Company’s first quarter financial results for the period ended March 31, 2010.

Risk Factors

Please refer to the last page of this press release for a brief discussion regarding the forward-looking nature of the contents of this news release and a summary of risks involved in investing in our Company.  These risk factors are more fully detailed in our filing on Form 10-K for the year ended December 31, 2009, and significant updates are detailed in our filing on Form 10-Q for the quarter ended March 31, 2010.

About the Company

Centerline Capital Group, a subsidiary of Centerline Holding Company (OTC: CLNH), provides real estate financial and asset management services, with a focus on affordable and conventional multifamily housing. Centerline is headquartered in New York, New York. For more information, please visit Centerline's website at http://www.centerline.com or contact the Investor Relations Department directly at (800) 831-4826.

CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
SELECTED FINANCIAL DATA
(unaudited)

	March 31, 2010
(in thousands)	As	Consolidated	Mortgage	As
	Reported (GAAP)	Partnerships	Revenue Bonds	Adjusted(1)

Assets
Cash and cash equivalents	$117,673	-	-	$117,673
Restricted cash	22,500	-	-	22,500
Investments		-	-
Available-for-sale	512,514	323,635	(512,366)	323,783
Equity method	385	-	-	385
Other	47,343	-	-	47,343
Investments in and loans to affiliates	13	57,472	-	57,485
Goodwill and other intangible assets, net	169,296	-	549	169,845
Deferred costs and other assets, net	102,308	6,885	(6,413)	102,780
Investments held by Consolidated Partnerships	3,613,080	(3,613,080)	-	-
Other assets of Consolidated Partnerships	940,525	(940,525)	-	-
Assets of discontinued operations	406	-	-	406

Total Assets	$5,526,043	$(4,165,613)	$(518,230)	$842,200

Liabilities and Equity
Liabilities
Notes payable	$201,480	$-	$-	$201,480
Financing arrangements and secured financing	611,917	-	(611,917)	-
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	-	-	128,500
Accounts payable, accrued expenses and other liabilities	226,334	-	(2,954)	223,380
Liabilities of Consolidated Partnerships	622,318	(622,318)	-	-
Liabilities of discontinued operations	838	-	-	838

Total Liabilities	1,791,387	(622,318)	(614,871)	554,198

Redeemable securities	12,060	-	-	12,060
Equity
Centerline Holding Company total	259,129	(100,411)	96,641	255,359
Non-controlling interests	3,463,467	(3,442,884)	-	20,583

Total Liabilities and Equity	$5,526,043	$(4,165,613)	$(518,230)	$842,200

(1) Adjusted to exclude Consolidated Partnerships (refer to “Adjusted Operating Results” section) and mortgage revenue bonds re-securitized in December 2007 not accounted for as a sale.

CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
SELECTED FINANCIAL DATA
(unaudited)

	December 31, 2009
(in thousands)	As	Consolidated	Mortgage	As
	Reported (GAAP)	Partnerships	Revenue Bonds	Adjusted(1)

Assets
Cash and cash equivalents	$88,853	-	-	$88,853
Restricted cash	11,476	-		11,476
Investments		-	-
Available-for-sale	489,767	327,259	(487,806)	329,220
Equity method	530	-	-	530
Other	39,037	90	-	39,127
Investments in and loans to affiliates	1,982	52,970	-	54,952
Goodwill and other intangible assets, net	171,044	-	561	171,605
Deferred costs and other assets, net	100,460	8,807	(6,376)	102,891
Investments held by Consolidated Partnerships	3,576,432	(3,576,432)	-	-
Other assets of Consolidated Partnerships	870,048	(870,048)	-	-
Assets of discontinued operations	653,897	(594,221)		59,676

Total Assets	$6,003,526	$(4,651,575)	$(493,621)	$858,330

Liabilities and Equity
Liabilities
Notes payable	$249,764	$-	$-	$249,764
Financing arrangements and secured financing	585,528	-	(585,528)	-
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	-	-	128,500
Accounts payable, accrued expenses and other liabilities	343,696	700	(3,051)	341,345
Liabilities of Consolidated Partnerships	592,069	(592,069)	-	-
Liabilities of discontinued operations	1,588,054	(1,581,676)		6,378

Total Liabilities	3,487,611	(2,173,045)	(588,579)	725,987

Redeemable securities	332,480	-	-	332,480
Equity
Centerline Holding Company total	(1,178,350)	862,436	94,958	(220,956)
Non-controlling interests	3,361,785	(3,340,966)		20,819

Total Liabilities and Equity	$6,003,526	$(4,651,575)	$(493,621)	$858,330

(1) Adjusted to exclude Consolidated Partnerships (refer to “Adjusted Operating Results” section) and mortgage revenue bonds re-securitized in December 2007 not accounted for as a sale.

(in thousands, except per share data)	Three Months Ended March 31,
	2010			2009
	As		As	As		As
	Reported (GAAP)	Adjustments	Adjusted(1)	Reported (GAAP)	Adjustments	Adjusted(1)
Revenues:
Interest income	$12,608	7,134	$19,742	$13,860	7,152	$21,012
Fee Income	7,133	7,896	15,029	7,345	8,898	16,243
Other (2)	4,954	920	5,874	3,154	720	3,874
Revenues of Consolidated Partnerships	27,917	(27,917)	-	20,266	(20,266)	-
Total revenues	52,612	(11,967)	40,645	44,625	(3,496)	41,129

Expenses:
General and administrative:
Salaries and benefits	13,507		13,507	12,998		12,998
Other	50,636		50,636	11,551		11,551
Total general and administrative expenses*	64,143		64,143	24,549		24,549
(Recovery) provision for losses, net*	(112,496)	-	(112,496)	2,420	-	2,420
Interest*	15,108	-	15,108	17,517	-	17,517
Depreciation and amortization	6,465	-	6,465	10,439		10,439
Loss on impairment of assets*	22,409	-	22,409	8,563		8,563
Interest and other expenses of Consolidated Partnerships	59,622	(59,622)	-	34,253	(34,253)	-
Total expenses	55,251	(59,622)	(4,371)	97,741	(34,253)	63,488
Income (loss) before other income	(2,639)	47,655	45,016	(53,116)	30,757	(22,359)
Equity and other (loss) income	(134)	(15)	(149)	(6,915)	(4)	(6,919)
Gain on settlement of liability*	25,253		25,253	-		-
Gain from repayment or sale of investments	2,191		2,191	571		571
Other losses from Consolidated Partnerships	(90,806)	90,806	-	(115,839)	115,839	-
Loss from continuing operations before income taxes	(66,135)	138,446	72,311	(175,299)	146,592	(28,707)
Income tax provision - continuing operations	(393)		(393)	(78)		(78)
Net loss from continuing operations	(66,528)	138,446	71,918	(175,377)	146,592	(28,785)
Income (loss) from operations of discontinued operations:
Income (loss) from discontinued operations before income taxes	140,293	(89,918)	50,375	(153,058)	147,161	(5,897)
Income tax provision - discontinued operations	(531)		(531)	(37)		(37)
Gain on sale of discontinued operations, net*	20,500		20,500	-		-
Net income (loss) from discontinued operations	160,262	(89,918)	70,344	(153,095)	147,161	(5,934)

Net income (loss)*	93,734	48,528	142,262	(328,472)	293,753	(34,719)

Net income (loss) attributable to non-controlling interests	45,977	(48,528)	(2,551)	301,524	(293,753)	7,771

Net income (loss) attributable to Centerline Holding Company shareholders*	139,711	-	139,711	(26,948)	-	(26,948)

Net income (loss) per share:(3)
Basic	$2.68		$2.68	$(0.51)		$(0.51)
Income (loss) from continuing operations	$0.49		$0.49	$(0.11)		$(0.11)
Income (loss) from discontinued operations

Diluted	$2.63		$2.63	$(0.51)		$(0.51)
Income (loss) from continuing operations	$0.48		$0.48	$(0.11)		$(0.11)
Income (loss) from discontinued operations

Weighted average shares outstanding:	140,603		140,603	53,654		53,654
Basic	143,500		143,500	53,654		53,654
Diluted

*	Three months ended March 31, 2010 amounts include non-recurring items recorded as a result of the March 2010 Restructuring. Refer to the following table.
(1)	Adjusted to exclude Consolidated Partnerships (refer to “Adjusted Operating Results” section) .
(2)	Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3)
The numerator of the calculation of basic and diluted net income per share includes the effect of redeemable share conversions, the dividends in arrears for 2009, and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares.

Non-Recurring Items Centerline Recorded as a Result of the March 2010 Restructuring

Three Months Ended
(dollars in thousands)	March 31, 2010

(Reduction)/Increase to net income:

General and Administrative:
Assumption fee relating to restructuring of credit intermediation agreements(1)	$(27,623)
Professional fees related to the March 2010 Restructuring(2)	(11,793)
Expense for Special Series A Shares in connection with restructuring of credit intermediation agreements(3)	(2,842)

(Recovery) Provision for Losses, net:
Affordable Housing loss reserve reversal (4)	62,000
Reversal of lease termination costs(5)	48,044

Loss on Impairment of Assets:
Impairment of Freddie Mac Series B Certificates(6)	(22,814)

Gain on Settlement of Liability:
Settlement with unsecured creditors(7)	25,253

Gain on Sale of Discontinued Operations, net:
Gain on sale of discontinued operations, net (8)	20,500

Total increase to net income:	$90,725 *

*   The total increase to net income is included in the net income and the net income attributable to Centerline Holding   Company shareholders amounts in the table above for the three months ended March 31, 2010 period.

General and Administrative:

(1)
$27.6 million assumption fee related to the restructuring of certain credit intermediation agreements. This fee is due from Centerline Guaranteed Holdings LLC (“Guaranteed Holdings”), an isolated special purpose entity, to Merrill Lynch Capital Services Inc. (“Merrill”) upon the termination of certain yield transactions;

(2)	$12.0 million in cost related to professional fees, particularly advisory and legal costs which were incurred related to the March 2010 Restructuring; and
(3)	$2.8 million of expense for Special Series A shares issued as part of the March 2010 Restructuring related to the restructuring of certain credit intermediation agreements.

(Recovery) Provision for Losses, net:

(4)	$62.0 million decrease in Affordable Housing loss reserves driven primarily by the restructuring of certain credit intermediation agreements; and
(5)	$48.0 million decrease due to the reversal of lease termination costs upon settlement with the lease counterparties for two offices no longer used.

Loss on Impairment of Assets:

(6)
Due to Centerline’s expectation of increased severity of credit losses in the mortgage revenue bonds underlying the Freddie Mac Series B certificates, as well as agreements reached with Merrill and Natixis Capital Markets North America, Inc. regarding Centerline’s credit intermediation agreements, Centerline reduced the projected cash flows the Company expects to receive over the life of the investment and recognized an impairment of $22.8 million.

Gain on Settlement of Liability:

(7)
As part of the March 2010 Restructuring Centerline settled a liability with respect to the majority of Centerline’s transaction costs payable in connection with the December 2007 re-securitization, resulting in a $23.3 million gain and settled a $2.0 million liability associated with the termination of a lease.

Gain on Sale of Discontinued Operations, net:

(8)
The Company recorded a gain on sale of discontinued operations of $20.5 million relating to the March 2010 Restructuring, representing the net proceeds allocable to the assets and interests disposed less the GAAP basis in the assets and interests disposed.

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Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Other risks and uncertainties are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.